UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2003




                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)



          DELAWARE                     1-13245                75-2702753
-------------------------------       -----------       ---------------------
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS               75039
-------------------------------------------------             ----------
    (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibits.............................................      3

Item 9.  Regulation FD Disclosure..................................      3

Signatures.........................................................      4

Exhibit Index......................................................      5

                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            99.1   News Release dated March 31, 2003
            99.2   News Release dated March 31, 2003


ITEM 9.     REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, foreign currency valuation changes, foreign government tax and regulation changes, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves, implement its business plans, or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war and terrorism. These and other risks are described in the Company's 2002 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       On March 31, 2003, the Company issued two news releases that are attached hereto as exhibits 99.1 and 99.2.

       The news release included herein as exhibit 99.1 announced, together with related information, (i) that production began from the Company-operated Falcon field in the western deepwater Gulf of Mexico on March 15, 2003 and that the two-well development is currently producing approximately 185 million cubic feet of gas and 650 barrels of condensate per day, (ii) that the Company has approved the development of the Harrier discovery, which has estimated gas reserves of 55 to 80 billion cubic feet, as a single-well subsea tie-back to the Falcon field facilities, and (iii) that the Company has acquired the remaining 25 percent working interest that it did not already own in 32 blocks in the Falcon area, including the Falcon field, the Harrier field and related satellite prospects from Mariner Energy ("Mariner") for a net cash payment of approximately $113 million including normal closing adjustments and the assumption of certain contractual obligations of Mariner. The Mariner transaction was approved by Mariner's board of directors and was closed on Friday, March 28, 2003, with payment into escrow. The transfer from escrow is contingent upon receipt of a no objection notice from the creditors committee of Enron Corp., which owns an interest in Mariner.

       The news release included herein as exhibit 99.2 announced, together with related information, (i) that the Company has set a new Company record for North American gas production with the addition of production from the Falcon field, the second of five significant projects that the Company plans to bring on stream through early 2004; and expects that the Company's worldwide daily production will be up approximately 80 percent from where it started in the second quarter of 2002 and that U.S. gas production is expected to be up approximately 180 percent over the same period in 2002 and (ii) provided an update on operations conducted during the first quarter of 2003, including results of its development and exploration drilling activities.

                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:   March 31, 2003         By:    /s/ RICHARD P. DEALY
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.       Description

   99.1*          News Release dated March 31, 2003
   99.2*          News Release dated March 31, 2003

-------------
* filed herewith